UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    MAY 10, 2004
                                                --------------------------------


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)




          CALIFORNIA                     1-9259                  94-3008908
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 (State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)              Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA          94104
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (415) 765-1814
                                                   -----------------------------


                                  INAPPLICABLE
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          (Former name or former address if changed since last report)

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

         On May 10, 2004, Airlease Ltd., a California limited partnership (the "Company"), completed the sale of two MD-82 aircraft to Jetran International Ltd., a Texas limited partnership (the "Buyer"), pursuant to an Aircraft Purchase Agreement, dated as of May 10, 2004 (the "Agreement"), among Wachovia Bank, National Association as seller owner trustee, the Company, Alameda Corporation as buyer owner trustee, and the Buyer. As part of the sale of these assets, the Company also sold two engines installed on the aircraft, installed or attached appliances, accessories, parts, instruments, modules, components, equipment and furnishings, and related technical data, manuals, logbooks, records, computer data and other materials and documents. The total consideration paid to the Company was $2,500,000, representing $1,200,000 for the sale of one of the aircraft and related assets and $1,300,000 for the sale of the other aircraft and related assets. In addition, a $200,000 deposit held by the Company was credited against the $1,300,000 and $1,400,000 purchase price for the two aircraft and related assets. The total consideration paid to the Company for the assets sold pursuant to the Agreement was determined through arm's length negotiations between representatives of the Company and the Buyer.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

NUMBER            EXHIBIT

 2.1 Aircraft Purchase Agreement, dated as of May 10, 2004, among Wachovia Bank, National Association as seller owner trustee, Airlease Ltd., a California limited partnership, Alameda Corporation as buyer owner trustee and Jetran International Ltd., a Texas limited partnership (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP

                             By:      Airlease Management Services, Inc.
                                      General Partner



                             By: /s/ DAVID B. GEBLER
                                 -----------------------------------------------
                                  David B. Gebler, Chairman, Chief Executive
                                  Officer

Dated: May 14, 2004



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